EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF KALEIDOSCOPE VENTURE CAPITAL INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Kaleidoscope Venture Capital Inc. for the quarter ended September 30, 2008, the undersigned, Ron McIntyre, President and principal financial officer of Kaleidoscope Venture Capital Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 fairly presents, in all material respects, the financial condition and results of operations of Kaleidoscope Venture Capital Inc.

Date: November 19, 2008	By:	/s/ Ron McIntyre
Ron McIntyre
President and principal financial officer